UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

EFJ, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21681	47-0801192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 Corporate Drive Irving, TX	75038
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, Including Area Code): (972) 819-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operation and Financial Condition

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On October 30, 2007, EFJ, Inc. announced its results of operations for the three and nine months ended September 30, 2007. The complete release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of EFJ, Inc. issued on October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFJ, Inc. (Registrant)

Dated: October 30, 2007	By:	/s/ Jana Ahlfinger Bell
Chief Financial Officer (Principal Financial and Accounting Officer)

Index to Exhibits

99.1	Press release of EFJ, Inc. issued on October 30, 2007